SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     October 15, 1996


                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
             (Exact name of registrant as specified in its charter)


      California                      33-91136              33-0707612
(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                  File Number)      Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Not Applicable

         b.       Proforma Financial Information

                  Proforma Balance Sheet,  September 30, 1996
                  Proforma Statement of Operations For the Period July 1, 1996 (date operations commenced) to September 30, 1996
                  Notes to Proforma  Financial Statements

         c.       Exhibits

                  10.1 Amended and Restated Agreement of Limited Partnership of Ogallalla Apartments I Limited Partnership (previously filed)

                 WNC HOUSING TAX CREDIT FUND V, L.P., Series 4
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                             PROFORMA BALANCE SHEET
                               September 30, 1996




                                     ASSETS

                                       Historical       Proforma       Proforma
                                         Balance       Adjustments      Balance

Cash                                   $766,107       $1,265,500
                                                        (112,313)    $1,919,294
Subscriptions receivable                450,000                         450,000
Investment in limited partnerships    3,973,325          400,905
                                                         112,313      4,486,543

Other assets                                702                0            702
                                       --------       ----------    -----------
                                     $5,190,134       $1,666,405     $6,856,539
                                    ============      ===========     =========


                        LIABILITIES AND PARTNERS' CAPITAL
                                  LIABILITIES:

Notes payable to limited
  partnerships                       $2,482,421         $400,905     $2,883,326
Accrued fees and expenses
 due to general
 partner and affiliates                  83,373                0         83,373
                                       --------      -----------         ------
                                      2,565,794          400,905      2,966,699
                                    -----------        ---------       ---------


Partners' capital (Note 1):
  General partner                        (3,578)          (2,320)       (5,898)
  Limited partners                    2,627,918        1,267,820      3,895,738
                                     -----------     -----------      ---------
          Total partners' equity      2,624,340        1,265,500      3,889,840
                                     -----------     -----------      ---------

                                     $5,190,134       $1,666,405     $6,856,539
                                   ============        =========      =========

                                  - Unaudited -
             See Accompanying Notes to Proforma Financial Statements

                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4

                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)

                        PROFORMA STATEMENT OF OPERATIONS

             For the Period July 1, 1996 (date operations commenced)
                              to September 30, 1996




                                     Historical      Proforma         Proforma
                                        Balance      Adjustments        Balance

Interest income                          $2,427                         $2,427
                                                                       -------

Operating expense
Amortization                                418                            418
Legal and accounting                         44                             44
                                          -----                           ----

Total operating expense                     462                            462
                                            ---                           ----

Income from operations                    1,965                          1,965

Equity in loss
 of limited partnerships                 (2,040)       (3.200)          (5,240)
                                         -------       -------          -------

Net loss                               $    (75)      $(3.200)         $(3,275)
                                        ========      ========         ========


                                  - Unaudited -
             See Accompanying Notes to Proforma Financial Statements

                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                     NOTES TO PROFORMA FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund V, L.P., Series 4 financial statements dated September 30, 1996. WNC Housing Tax Credit Fund V, L.P., Series 4 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of September 30, 1996, the Partnership was admitted as majority limited partner in two limited partnerships, Blessed Rock and Crescent City Apartments. Subsequent to September 30, 1996, the Partnership has acquired a limited partnership interest in one limited partnership, Ogallalla Apartments. The investment commits the Partnership to capital contributions of $400,905.

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnership discussed above was acquired at the end of the period presented. The adjustment to cash and partners equity of $1,265,500 reflects the net proceeds from October 1, 1996 to November 14, 1996 from issuance of 1,600 units of limited partners capital ($1,600,000 less notes receivable of $102,500 and commissions and offering costs of $232,000.) The adjustment of $400,905 reflects the Partnership's acquisition of a limited partnership interest in Ogallalla Apartments as if the Partnership's date of acquisition was September 30, 1996. The adjustment to liabilities of $400,905 reflects future capital contributions payable. The second adjustment to investment in limited partnerships and the second adjustment to cash of $112,313 reflects the acquisition fee for the acquisition of the identified limited partnership.

Blessed Rock and Ogallalla Apartments were under construction or rehabilitation during the period presented and had no operations which should be reported. Crescent City Apartments had operations during the period presented prior to the Partnership's acquisition of the limited partnership interest therein (July 1, 1996 to September 25, 1996), and a proforma loss of $3,200 had been recorded in the Proforma Statement of Operations. The Partnership uses the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4

Date:  November 21, 1996                    By:      WNC &  Associates, Inc.,
                                                     General Partner

                                                     By: /s/ JOHN B. LESTER, JR.
                                                           John B. Lester, Jr.,
                                                           President